EXHIBIT 99.1

News Release

ExxonMobil

Exxon Mobil Corporation

5959 Las Colinas Boulevard

Irving, TX 75039-2298

972 444 1107 Telephone

972 444 1138 Facsimile

FOR IMMEDIATE RELEASE

MONDAY, JANUARY 31, 2005

EXXON MOBIL CORPORATION ANNOUNCES ESTIMATED

FOURTH QUARTER AND 2004 RESULTS

Fourth Quarter

Twelve Months

2004

2003

2004

2003

Net Income

$ Millions

8,420

6,650

25,330

21,510

$ Per Common Share

Assuming Dilution

1.30

1.01

3.89

3.23

Earnings Excluding Accounting

Change and Other Special Items

$ Millions

8,420

4,420

25,880

17,030

$ Per Common Share

Assuming Dilution

1.30

0.68

3.97

2.56

Total Revenues and

Other Income - $ Millions

83,357

65,952

298,027

246,738

Capital and Exploration

Expenditures - $ Millions

4,233

4,360

14,885

15,525

IRVING, TX, January 31 -- Exxon Mobil Corporation today reported fourth quarter results.  Net income of $8,420 million ($1.30 per share) was the highest quarter ever for the Corporation. Net income increased $1,770 million from the fourth quarter of 2003, which included a special item of $2,230 million relating to the settlement of a long-running U.S. tax dispute. Excluding this special item, fourth quarter earnings increased $4,000 million.

Revenues and other income for the fourth quarter of 2004 totaled $83,357 million compared with $65,952 million in 2003.  Capital and exploration expenditures of $4,233 million in the fourth quarter of 2004 were down $127 million compared with last year.

ExxonMobil's Chairman Lee R. Raymond commented as follows:

"Fourth quarter earnings were $8,420 million with all business segments reporting record earnings.

"Upstream earnings were $4,887 million, an increase of $1,618 million from fourth quarter 2003 results reflecting higher average crude and natural gas prices.

"Downstream earnings were $2,344 million, an increase of $1,608 million from last year's fourth quarter due to strong refining margins and improved marketing results.

"Chemical earnings were $1,248 million, an increase of $772 million from fourth quarter 2003 results reflecting strong worldwide demand.

"In the fourth quarter, ExxonMobil continued its active investment program, spending $4,233 million on capital and exploration projects, compared with $4,360 million last year, reflecting continued strong levels of upstream spending.

"ExxonMobil's full year 2004 net income was a record $25,330 million, up $3,820 million from 2003.  Earnings excluding an accounting change in 2003 and special items in 2003 and 2004 were $25,880 million, up $8,850 million from 2003 reflecting record performance in all segments of the business.

"Strong operational performance in all areas of our business helped ExxonMobil capture the benefits of favorable market conditions in 2004.

"During the fourth quarter, the corporation acquired 61 million shares at a gross cost of $3,041 million to offset the dilution associated with benefit plans and to reduce common stock outstanding."

Additional comments on earnings by operating segments follow:

Fourth Quarter 2004 vs. Fourth Quarter 2003

Upstream earnings were $4,887 million, up $1,618 million from the fourth quarter of 2003 reflecting higher crude oil and natural gas realizations.

Liquids production of 2,565 kbd (thousands of barrels per day) was down 1% versus the fourth quarter of 2003.  Higher production from new fields in West Africa and Norway was more than offset by natural field decline in mature areas, entitlement effects and divestment impacts.  Excluding divestment and entitlement effects, production increased 3%.

Fourth quarter natural gas production decreased to 10,430 mcfd (millions of cubic feet per day) from 10,858 mcfd last year.  The impact of projects and work programs and an additional LNG train in Qatar were more than offset by natural field decline in mature areas, divestment impacts and entitlement effects.

On an oil-equivalent basis, production decreased by 2% from the fourth quarter of 2003. Excluding divestment and entitlement effects, production increased by 1%.

Earnings from U.S. Upstream operations were $1,384 million, up $528 million.  Non-U.S. Upstream earnings of $3,503 million were $1,090 million higher than last year's fourth quarter.

Downstream earnings were $2,344 million, an increase of $1,608 million from the fourth quarter 2003.  The improved results reflect stronger refining margins, increased refinery throughput from more efficient operations and higher marketing margins.  Petroleum product sales were 8,446 kbd, 209 kbd higher than last year's fourth quarter.

U.S. Downstream earnings were $876 million, up $492 million.  Non-U.S. Downstream earnings of $1,468 million were $1,116 million higher than last year's fourth quarter.

Chemical earnings were $1,248 million, up $772 million from the same quarter a year ago due to improved margins and increased sales volumes.  Prime product sales of 6,949 kt (thousands of metric tons) were up 257 kt, reflecting improved demand.

Corporate and financing expenses of $59 million were $2 million lower than the fourth quarter of 2003 after excluding the earnings from a tax settlement reported as a special item in 2003.

During the fourth quarter of 2004, Exxon Mobil Corporation purchased 61 million shares of its common stock for the treasury at a gross cost of $3,041 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.  Shares outstanding were reduced from 6,451 million at the end of the third quarter of 2004 to 6,401 million at the end of the fourth quarter.  Purchases may be made in both the open market and through negotiated transactions.  Purchases may be increased, decreased or discontinued at any time without prior notice.

Full year 2004 vs. Full year 2003

Net income of $25,330 million ($3.89 per share) was a record and increased $3,820 million from 2003.  Net income for 2004 included a special charge of $550 million for the Allapattah lawsuit provision.  Net income for 2003 included a $550 million positive impact for the required adoption of FAS 143 relating to accounting for asset retirement obligations.  Net income for 2003 also included one-time special items of $2,230 million relating to the positive settlement of a long-running U.S. tax dispute and a gain of $1,700 million from the transfer of shares in Ruhrgas AG.  Excluding the accounting change and special items, 2004 earnings increased by $8,850 million.

Upstream earnings of $16,675 million increased $3,873 million, excluding special items, due to higher liquids and natural gas realizations.

Liquids production of 2,571 kbd increased by 2% versus 2003.  Higher production in West Africa and Norway was partly offset by natural field decline in mature areas, entitlement effects and divestment impacts.

Natural gas production of 9,864 mcfd decreased 255 mcfd from 2003.  Natural field decline in mature areas, divestment impacts and entitlement effects were partly offset by the start-up of an additional LNG train in Qatar and by projects and work programs.

On an oil-equivalent basis, production was flat versus 2003. Excluding divestment and entitlement effects, production increased by 3%.

Earnings from U.S. Upstream operations for 2004 were $4,948 million, an increase of $1,043 million.  Earnings outside the U.S. were $11,727 million, $2,830 million higher than last year.

Downstream earnings, excluding the $550 million special charge in 2004, were $6,256 million, an increase of $2,740 million from 2003 reflecting stronger worldwide refining margins and higher refinery throughput, partly offset by weaker marketing margins.  Petroleum product sales of 8,210 kbd compared with 7,957 kbd in 2003.

U.S. Downstream earnings, excluding the special charge, were $2,736 million, up $1,388 million.  Non-U.S. Downstream earnings of $3,520 million were $1,352 million higher than last year.

Chemical earnings of $3,428 million were up $1,996 million from 2003 due to improved margins, higher volumes and favorable foreign exchange effects.  Prime product sales were a record 27,788 kt, up 5%, reflecting higher demand.

Corporate and financing expenses of $479 million decreased by $241 million mainly due to lower U.S. pension costs, excluding the earnings from a tax settlement reported as a special item in 2003.

During 2004, Exxon Mobil Corporation purchased 218 million shares of its common stock for the treasury at a gross cost of $9,951 million.  These purchases were to offset shares issued in conjunction with company benefit plans and programs and to reduce the number of shares outstanding.

Estimates of key financial and operating data follow.  Financial data, except per share amounts, are expressed in millions of dollars.

ExxonMobil will discuss financial and operating results and other matters on a webcast at 10 a.m. central time on January 31, 2005.  To listen to the event live or in archive, go to our website at www.exxonmobil.com.

____________________________________________________________

Statements in this release relating to future plans, projections, events, or conditions are forward-looking statements.  Actual results, including production growth and capital spending, could differ materially due to changes in market conditions affecting the oil and gas industry or long-term oil or gas prices; political events or disturbances; reservoir performance; changes in OPEC quotas; timely completion of development projects; changes in technical or operating conditions; and other factors including those discussed under the heading "Factors Affecting Future Results" on our website and in Item 1 of ExxonMobil's 2003 Form 10-K.  We assume no duty to update these statements as of any future date.

Consistent with previous practice, the fourth quarter press release includes both net income and earnings excluding a required accounting change and special items. In 2003, there was a special item and a required accounting change reported in the first quarter and a special item reported in the fourth quarter. In 2004, there was a special item reported in the third quarter.  Earnings that exclude the aforementioned items are a non-GAAP financial measure and are included to help facilitate comparisons of base business performance across periods.  A reconciliation to net income is shown in Attachment II.  Further information on ExxonMobil's frequently used financial and operating measures is contained on pages 26 and 27 in the 2003 Form 10-K and is also available through our website at www.exxonmobil.com.

ATTACHMENT I

EXXON MOBIL CORPORATION

FOURTH QUARTER 2004

 (millions of dollars, except per share amounts)

Fourth Quarter

Twelve Months

2004

2003

2004

2003

EARNINGS / EARNINGS PER SHARE

Total revenues and other income

83,357

65,952

298,027

246,738

Total costs and other deductions

70,092

56,574

256,786

214,772

Income before income taxes

$13,265

$9,378

$41,241

$31,966

Income taxes

4,845

2,728

15,911

11,006

Income before accounting change

$8,420

$6,650

$25,330

$20,960

Accounting change

0

0

0

550

Net income (U.S. GAAP)

$8,420

$6,650

$25,330

$21,510

Net income per common share (dollars)

Income before accounting change

1.31

1.01

3.91

3.16

Accounting change

0.00

0.00

0.00

0.08

Net income

$1.31

$1.01

$3.91

$3.24

Net income per common share

 - assuming dilution (dollars)

Income before accounting change

1.30

1.01

3.89

3.15

Accounting change

0.00

0.00

0.00

0.08

Net income

$1.30

$1.01

$3.89

$3.23

OTHER FINANCIAL DATA

Dividends on common stock

$1,738

$1,649

$6,896

$6,515

Per common share

$0.27

$0.25

$1.06

$0.98

Millions of common shares outstanding

At December 31

6,401

6,568

Average

6,411

6,580

6,482

6,634

Average - assuming dilution

6,461

6,612

6,519

6,662

Shareholders' equity at December 31

$101,661

$89,915

Capital employed at December 31

$112,535

$102,048

Income taxes

4,845

2,728

15,911

11,006

Excise taxes

7,288

6,228

27,263

23,855

All other taxes

11,419

10,726

43,605

40,107

Total taxes

$23,552

$19,682

$86,779

$74,968

ExxonMobil's share of income taxes

of equity companies

$294

$321

$1,180

$983

ATTACHMENT II

EXXON MOBIL CORPORATION

FOURTH QUARTER 2004

 (millions of dollars)

Fourth Quarter

Twelve Months

2004

2003

2004

2003

FUNCTIONAL EARNINGS

Net Income (U.S. GAAP)

Upstream

United States

1,384

856

4,948

3,905

Non-U.S.

3,503

2,413

11,727

10,597

Downstream

United States

876

384

2,186

1,348

Non-U.S.

1,468

352

3,520

2,168

Chemical

United States

425

212

1,020

381

Non-U.S.

823

264

2,408

1,051

Corporate and financing

(59)

2,169

(479)

1,510

Income before accounting change

8,420

6,650

25,330

20,960

Accounting change

0

0

0

550

Net income (U.S. GAAP)

$8,420

$6,650

$25,330

$21,510

Accounting Change and Other Special Items

Upstream

Non-U.S.

0

0

0

1,700

Downstream

United States

0

0

(550)

0

Corporate and financing

0

2,230

0

2,230

Accounting change

0

0

0

550

Corporate total

$0

$2,230

($550)

$4,480

Earnings Excluding Accounting Change and Other Special Items

Upstream

United States

1,384

856

4,948

3,905

Non-U.S.

3,503

2,413

11,727

8,897

Downstream

United States

876

384

2,736

1,348

Non-U.S.

1,468

352

3,520

2,168

Chemical

United States

425

212

1,020

381

Non-U.S.

823

264

2,408

1,051

Corporate and financing

(59)

(61)

(479)

(720)

Corporate total

$8,420

$4,420

$25,880

$17,030

ATTACHMENT III

EXXON MOBIL CORPORATION

FOURTH QUARTER 2004

Fourth Quarter

Twelve Months

2004

2003

2004

2003

Net production of crude oil

and natural gas liquids,

thousands of barrels daily (kbd)

United States

534

607

557

610

Canada

357

364

355

363

Europe

564

589

583

579

Asia Pacific

189

236

202

237

Africa

612

500

572

442

Other Non-U.S.

309

299

302

285

Worldwide

2,565

2,595

2,571

2,516

Natural gas production available for sale,

millions of cubic feet daily (mcfd)

United States

1,810

2,038

1,947

2,246

Canada

951

994

972

943

Europe

5,370

5,467

4,614

4,498

Asia Pacific

1,382

1,711

1,519

1,803

Other Non-U.S.

917

648

812

629

Worldwide

10,430

10,858

9,864

10,119

Oil-equivalent production (koebd)*

4,303

4,405

4,215

4,203

 (continued)

*Gas converted to oil-equivalent at 6 million cubic feet = 1 thousand barrels

ATTACHMENT III (continued)

EXXON MOBIL CORPORATION

FOURTH QUARTER 2004

Fourth Quarter

Twelve Months

2004

2003

2004

2003

Petroleum product sales (kbd)

United States

2,993

2,912

2,872

2,729

Canada

643

622

615

602

Europe

2,167

2,102

2,139

2,061

Asia Pacific

1,751

1,693

1,689

1,675

Other Non-U.S.

892

908

895

890

Worldwide

8,446

8,237

8,210

7,957

Gasolines, naphthas

3,380

3,342

3,301

3,238

Heating oils, kerosene, diesel

2,609

2,568

2,517

2,432

Aviation fuels

722

673

698

662

Heavy fuels

693

662

659

638

Specialty products

1,042

992

1,035

987

Total

8,446

8,237

8,210

7,957

Refinery throughput (kbd)

United States

1,881

1,874

1,850

1,806

Canada

470

445

468

450

Europe

1,701

1,626

1,663

1,566

Asia Pacific

1,491

1,345

1,423

1,390

Other Non-U.S.

309

313

309

298

Worldwide

5,852

5,603

5,713

5,510

Chemical product revenue

($ millions)

United States

$4,050

$2,448

$14,236

$10,163

Non-U.S.

$6,044

$4,036

$20,849

$15,090

Worldwide

$10,094

$6,484

$35,085

$25,253

Chemical prime product sales,

thousands of metric tons (kt)

United States

2,871

2,717

11,521

10,740

Non-U.S.

4,078

3,975

16,267

15,827

Worldwide

6,949

6,692

27,788

26,567

ATTACHMENT IV

EXXON MOBIL CORPORATION

FOURTH QUARTER 2004

(millions of dollars)

Fourth Quarter

Twelve Months

2004

2003

2004

2003

Capital and Exploration Expenditures

Upstream

United States

520

571

1,922

2,125

Non-U.S.

2,774

2,733

9,793

9,863

Total

3,294

3,304

11,715

11,988

Downstream

United States

175

291

775

1,244

Non-U.S.

496

528

1,630

1,537

Total

671

819

2,405

2,781

Chemical

United States

79

94

262

333

Non-U.S.

177

113

428

359

Total

256

207

690

692

Other

12

30

75

64

Worldwide

$4,233

$4,360

$14,885

$15,525

Exploration expenses charged to income

included above

Consolidated affiliates

United States

41

144

192

256

Non-U.S.

268

306

891

735

Equity companies - ExxonMobil share

United States

9

0

9

1

Non-U.S.

16

6

27

25

Worldwide

$334

$456

$1,119

$1,017

ATTACHMENT V

EXXON MOBIL CORPORATION

NET INCOME

$ Millions

Per Common Share

2000

-

First Quarter

3,480

0.50

-

Second Quarter

4,530

0.66

-

Third Quarter

4,490

0.63

-

Fourth Quarter

5,220

0.76

Year

$17,720

$2.55

2001

-

First Quarter

5,000

0.72

-

Second Quarter

4,460

0.66

-

Third Quarter

3,180

0.46

-

Fourth Quarter

2,680

0.39

Year

$15,320

$2.23

2002

-

First Quarter

2,090

0.30

-

Second Quarter

2,640

0.40

-

Third Quarter

2,640

0.39

-

Fourth Quarter

4,090

0.60

Year

$11,460

$1.69

2003

-

First Quarter

7,040

1.05

-

Second Quarter

4,170

0.63

-

Third Quarter

3,650

0.55

-

Fourth Quarter

6,650

1.01

Year

$21,510

$3.24

2004

-

First Quarter

5,440

0.83

-

Second Quarter

5,790

0.89

-

Third Quarter

5,680

0.88

-

Fourth Quarter

8,420

1.31

Year

$25,330

$3.91